Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-12
Investments
Net Investment Income	13
Net Realized Investment Gains (Losses)	14
Unrealized Losses	15
Credit Quality of Fixed Maturities	16
Property and Casualty Statutory Ratios	17-18
Historical Financial Highlights	19
Other Information	20
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions)	2008	2007	% Change	2008	2007	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$39.7	$57.8	(31.3)	$123.5	$208.2	(40.7)
Commercial Lines	55.6	42.6	30.5	169.7	169.3	0.2
Other	2.2	(2.4)	N/M	9.0	4.8	87.5

Total Property and Casualty	97.5	98.0	(0.5)	302.2	382.3	(21.0)

Interest expense on corporate debt	(10.0)	(10.0)	—	(39.9)	(39.9)	—

Total segment income	87.5	88.0	(0.6)	262.3	342.4	(23.4)

Federal income tax expense on P&C segment income	(31.4)	(30.7)	2.3	(100.3)	(127.7)	(21.5)
Federal income tax benefit on other segment income	3.5	3.5	—	14.0	14.0	—

Total federal income tax expense on segment income	(27.9)	(27.2)	2.6	(86.3)	(113.7)	(24.1)

Total segment income after taxes	$59.6	$60.8	(2.0)	$176.0	$228.7	(23.0)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Total segment income after taxes	$59.6	$60.8	(2.0)	$176.0	$228.7	(23.0)
Federal income tax settlement	—	—	—	6.4	—	N/M
Net realized investment losses	(37.1)	(0.6)	N/M	(97.8)	(0.9)	N/M
Loss on derivative instruments	(0.1)	—	N/M	(0.1)	—	N/M
Federal income tax benefit on non-segment income	0.4	0.1	N/M	—	0.5	N/M

Income from continuing operations	22.8	60.3	(62.2)	84.5	228.3	(63.0)

Discontinued operations (net of taxes):
Income (loss) from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $5.1 and $77.3 in 2008)	8.1	2.6	N/M	(84.8)	10.9	N/M
Income from operations of discontinued variable life and annuity business (Including gain on disposal of $3.2 and $11.3 in 2008 and $7.7 and $7.9 in 2007)	3.2	12.9	(75.2)	11.3	13.1	(13.7)
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	—	—	10.1	—	N/M
Other	—	—	—	(0.5)	0.8	N/M

Net income	$34.1	$75.8	(55.0)	$20.6	$253.1	(91.9)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
	2008	2007	% Change	2008	2007	% Change
PER SHARE DATA (DILUTED) (1)
Total segment income	$1.70	$1.67	1.8	$5.07	$6.53	(22.4)
Federal income tax expense on segment income	(0.54)	(0.51)	5.9	(1.67)	(2.17)	(23.0)

Total segment income after taxes	1.16	1.16	—	3.40	4.36	(22.0)
Federal income tax settlement	—	—	—	0.12	—	N/M
Net realized investment losses	(0.73)	(0.01)	N/M	(1.89)	(0.01)	N/M
Federal income tax benefit on non-segment income	0.01	—	N/M	—	0.01	N/M

Income from continuing operations	0.44	1.15	(61.7)	1.63	4.36	(62.6)

Discontinued operations (net of taxes):

Income (loss) from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $0.10 and $1.49 in 2008)	0.16	0.05	N/M	(1.64)	0.21	N/M
Income from operations of discontinued variable life and annuity business (Including gain on disposal of $0.06 and $0.22 in 2008 and $0.14 and $0.15 in 2007)	0.06	0.24	(75.0)	0.22	0.25	(12.0)
Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	—	—	—	0.20	—	N/M
Other	—	—	—	(0.01)	0.01	N/M

Net income	$0.66	$1.44	(54.2)	$0.40	$4.83	(91.7)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	December 31 2008	December 31 2007	% Change
BALANCE SHEET
Shareholders’ equity
Property and Casualty Segment	$1,995.5	$2,194.6	(9.1)
First Allmerica Financial Life Insurance Company (consolidated) (1)	78.1	328.3	(76.2)
THG Holding Company debt (2)	(499.5)	(499.5)	—
THG Holding Company	313.1	275.6	13.6

Total shareholders’ equity	$1,887.2	$2,299.0	(17.9)

Property and Casualty Companies (3)
Total adjusted statutory capital	$1,596.8	$1,666.4	(4.2)
Premium to surplus ratio	1.6:1	1.4:1	—

Book value per share
Property and Casualty Segment	$39.20	$42.36	(7.5)
First Allmerica Financial Life Insurance Company (consolidated)	1.53	6.34	(75.9)
THG Holding Company debt (2)	(9.81)	(9.64)	1.8
THG Holding Company	6.16	5.31	16.0

Total book value per share	$37.08	$44.37	(16.4)

THG book value per share, excluding accumulated other comprehensive loss	$44.64	$44.77	(0.3)

Shares outstanding (4)	50.9	51.8

Stock price	$42.97	$45.80	(6.2)
Price/book value per share	1.2 x	1.0 x	0.2 x
Debt/equity	28.1%	22.3%	5.8 pts
Debt/total capital	22.0%	18.2%	3.8 pts

(1)	Reflects dividend to THG Holding Company of $136.3 million on December 31, 2008.
(2)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(3)	Property and Casualty Companies includes The Hanover Insurance Company, Citizens Insurance Company of America, Citizens Insurance Company of Illinois, Nova Casualty Company, and their insurance subsidiaries.
(4)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2008	2007	% Change	2008	2007	% Change
REVENUES
Premiums	$626.8	$601.7	4.2	$2,484.9	$2,372.0	4.8
Net investment income	64.8	63.3	2.4	258.7	247.0	4.7
Net realized investment losses	(37.1)	(0.6)	N/M	(97.8)	(0.9)	N/M
Fees and other income	8.9	14.3	(37.8)	34.6	56.0	(38.2)

Total revenues	663.4	678.7	(2.3)	2,680.4	2,674.1	0.2

BENEFITS, LOSSES AND EXPENSES

Policy benefits, claims, losses and loss adjustment expenses	386.5	366.1	5.6	1,626.2	1,457.4	11.6
Policy acquisition expenses	140.1	134.1	4.5	556.2	523.6	6.2
Other operating expenses	86.5	91.1	(5.0)	333.6	351.6	(5.1)

Total benefits, losses and expenses	613.1	591.3	3.7	2,516.0	2,332.6	7.9

Income from continuing operations before federal income taxes	50.3	87.4	(42.4)	164.4	341.5	(51.9)
Federal income tax expense	27.5	27.1	1.5	79.9	113.2	(29.4)

Income from continuing operations	22.8	60.3	(62.2)	84.5	228.3	(63.0)

Discontinued operations (net of taxes):

Income (loss) from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $5.1 and $77.3 in 2008)	8.1	2.6	N/M	(84.8)	10.9	N/M
Income from operations of discontinued variable life and annuity business (Including gain on disposal of $3.2 and $11.3 in 2008 and $7.7 and $7.9 in 2007)	3.2	12.9	(75.2)	11.3	13.1	(13.7)
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	—	—	10.1	—	N/M
Other	—	—	—	(0.5)	0.8	N/M

Net income	$34.1	$75.8	(55.0)	$20.6	$253.1	(91.9)

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
	2008	2007	% Change	2008	2007	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$0.44	$1.15	(61.7)	$1.63	$4.36	(62.6)

Discontinued operations (net of taxes):

Income (loss) from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $0.10 and $1.49 in 2008)	0.16	0.05	N/M	(1.64)	0.21	N/M

Income from operations of discontinued variable life and annuity business (Including gain on disposal of $0.06 and $0.22 in 2008 and $0.14 and $0.15 in 2007)	0.06	0.24	(75.0)	0.22	0.25	(12.0)

Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	—	—	—	0.20	—	N/M

Other	—	—	—	(0.01)	0.01	N/M

Net income	$0.66	$1.44	(54.2)	$0.40	$4.83	(91.7)

Weighted average shares outstanding	51.4	52.6		51.7	52.4

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2008	December 31 2007	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,468.0 and $4,585.7)	$4,205.8	$4,584.8	(8.3)
Equity securities, at fair value (cost of $55.7 and $37.5)	47.7	44.6	7.0
Mortgage loans	31.1	41.2	(24.5)
Other long-term investments	18.4	30.7	(40.1)

Total investments	4,303.0	4,701.3	(8.5)

Cash and cash equivalents	416.9	210.6	98.0
Accrued investment income	53.0	53.3	(0.6)
Premiums, accounts and notes receivable, net	578.5	626.7	(7.7)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,130.3	1,067.3	5.9
Deferred policy acquisition costs	266.7	246.8	8.1
Deferred federal income taxes	285.8	300.8	(5.0)
Goodwill	169.9	126.0	34.8
Other assets	315.7	309.6	2.0
Assets held for sale	1,710.4	2,173.2	(21.3)

Total assets	$9,230.2	$9,815.6	(6.0)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,243.8	$3,165.9	2.5
Unearned premiums	1,246.3	1,155.9	7.8
Contractholder deposit funds and other policy liabilities	1.8	1.9	(5.3)

Total policy liabilities and accruals	4,491.9	4,323.7	3.9

Expenses and taxes payable	630.8	633.6	(0.4)
Reinsurance premiums payable	61.3	44.9	36.5
Long-term debt	531.4	511.9	3.8
Liabilities held for sale	1,627.6	2,002.5	(18.7)

Total liabilities	7,343.0	7,516.6	(2.3)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,803.8	1,822.6	(1.0)
Accumulated other comprehensive loss	(384.8)	(20.4)	N/M
Retained earnings	949.8	946.9	0.3
Treasury stock at cost (9.6 and 8.7 million shares)	(482.2)	(450.7)	7.0

Total shareholders’ equity	1,887.2	2,299.0	(17.9)

Total liabilities and shareholders’ equity	$9,230.2	$9,815.6	(6.0)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2008	2007	% Change	2008	2007	% Change
REVENUES
Net premiums written	$597.3	$561.6	6.4	$2,518.0	$2,415.3	4.3
Change in unearned premiums, net of prepaid reinsurance premiums	29.5	40.1	(26.4)	(33.1)	(43.3)	(23.6)

Net premiums earned	626.8	601.7	4.2	2,484.9	2,372.0	4.8
Net investment income	64.7	63.2	2.4	258.0	246.3	4.8
Other income	9.9	16.6	(40.4)	40.9	64.9	(37.0)

Total segment revenue	701.4	681.5	2.9	2,783.8	2,683.2	3.7

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	386.5	366.1	5.6	1,626.2	1,457.4	11.6
Policy acquisition expenses	140.1	134.1	4.5	556.2	523.6	6.2
Other operating expenses	77.3	83.3	(7.2)	299.2	319.9	(6.5)

Total losses and operating expenses	603.9	583.5	3.5	2,481.6	2,300.9	7.9

Segment income before federal income taxes	$97.5	$98.0	(0.5)	$302.2	$382.3	(21.0)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

SEGMENT BALANCE SHEETS (1)

(In millions, except per share data)	December 31 2008	December 31 2007	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,196.8 and $4,201.4)	$3,940.6	$4,197.6	(6.1)
Equity securities, at fair value (cost of $46.4 and $29.9)	38.4	35.3	8.8
Mortgage loans	32.7	10.9	N/M
Other long-term investments	13.5	5.8	N/M

Total investments	4,025.2	4,249.6	(5.3)

Cash and cash equivalents	377.8	182.8	N/M
Accrued investment income	48.6	49.5	(1.8)
Premiums, accounts, and notes receivable, net	579.2	626.7	(7.6)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,129.6	1,067.3	5.8
Deferred policy acquistion costs	264.8	246.8	7.3
Deferred federal income tax asset	220.8	195.6	12.9
Goodwill	169.9	126.0	34.8
Other assets	309.3	211.8	46.0

Total assets	$7,125.2	$6,956.1	2.4

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,201.3	$3,165.8	1.1
Unearned premiums	1,246.3	1,155.9	7.8
Contractholder deposit funds and other policy liabilities	1.8	1.9	(5.3)

Total policy liabilities and accruals	4,449.4	4,323.6	2.9

Expenses and taxes payable	596.4	389.8	53.0
Reinsurance premiums payable	61.3	45.0	36.2
Long-term debt	22.6	3.1	N/M

Total liabilities	5,129.7	4,761.5	7.7

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	—	—	—
Additional paid-in capital	893.2	656.2	36.1
Accumulated other comprehensive (loss) income	(350.1)	10.7	N/M
Retained earnings	1,452.4	1,527.7	(4.9)

Total shareholder’s equity	1,995.5	2,194.6	(9.1)

Total liabilities and shareholder’s equity	$7,125.2	$6,956.1	2.4

(1)	Property and Casualty segment includes The Hanover Insurance Company, Citizens Insurance Company of America, and AIX, Inc. and their subsidiaries, Verlan Fire Insurance Company, OPUS Investments, Inc. and other insurance and non-insurance subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended December 31, 2008
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$238.9	$113.0	$9.4	$361.3	$28.8	$40.2	$82.8	$84.1	$235.9	$0.1	$597.3

Net premiums earned	$248.3	$107.1	$9.7	$365.1	$33.6	$48.1	$92.9	$87.1	$261.7	$—	$626.8
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	162.5	47.1	2.7	212.3	21.0	27.0	41.0	30.3	119.3	—	331.6
Prior year loss reserve (favorable) unfavorable development	(7.1)	(4.7)	0.7	(11.1)	(5.3)	1.5	(7.1)	(3.0)	(13.9)	(1.2)	(26.2)
Pre-tax catastrophe losses (recoveries)	—	9.6	0.5	10.1	—	—	(5.8)	9.8	4.0	—	14.1
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses	29.9	10.2	0.4	40.5	3.4	3.1	11.0	7.4	24.9	0.4	65.8
Policy acquisition expenses and other underwriting expenses				108.0					104.5	(0.1)	212.4
Policyholders’ dividends				—					1.2	—	1.2

GAAP underwriting profit				5.3					21.7	0.9	27.9
Net investment income				29.8					31.5	3.4	64.7
Other income				3.8					4.5	1.6	9.9
Other operating income (expenses)				0.8					(2.1)	(3.7)	(5.0)

Segment income before federal income taxes				$39.7					$55.6	$2.2	$97.5

	Quarter ended December 31, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$235.2	$106.7	$8.9	$350.8	$22.1	$39.7	$75.9	$73.1	$210.8	$—	$561.6

Net premiums earned	$252.0	$105.6	$9.7	$367.3	$27.1	$48.0	$86.2	$73.1	$234.4	$—	$601.7
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	163.0	44.2	2.5	209.7	18.0	29.9	35.5	29.9	113.3	—	323.0
Prior year loss reserve (favorable) unfavorable development	(9.4)	(7.6)	1.7	(15.3)	(5.7)	(3.2)	(5.0)	(5.9)	(19.8)	1.8	(33.3)
Pre-tax catastrophe losses (recoveries)	0.1	5.4	(0.3)	5.2	—	—	5.5	0.6	6.1	—	11.3
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses	32.4	7.7	0.6	40.7	3.2	4.1	10.1	6.7	24.1	0.2	65.0
Policy acquisition expenses and other underwriting expenses				102.6					97.5	(0.1)	200.0
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				24.4					13.1	(1.9)	35.6
Net investment income				30.3					28.5	4.4	63.2
Other income				4.9					4.3	7.4	16.6
Other operating expenses				(1.8)					(3.3)	(12.3)	(17.4)

Segment income (loss) before federal income taxes				$57.8					$42.6	$(2.4)	$98.0

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Year ended December 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Net premiums written	$1,011.3	$432.5	$40.2	$1,484.0	$127.2	$192.8	$368.5	$345.2	$1,033.7	$0.3	$2,518.0

Net premiums earned	$1,003.9	$429.4	$39.2	$1,472.5	$125.1	$196.7	$364.3	$326.0	$1,012.1	$0.3	$2,484.9
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	649.6	203.5	12.8	865.9	81.1	105.2	174.4	121.0	481.7	—	1,347.6
Prior year loss reserve favorable development	(54.6)	(5.7)	(1.2)	(61.5)	(27.6)	(9.3)	(36.1)	(18.0)	(91.0)	(1.9)	(154.4)
Pre-tax catastrophe losses	3.5	79.0	2.9	85.4	—	0.6	59.0	24.7	84.3	—	169.7
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses	125.2	36.3	1.7	163.2	13.7	15.9	40.7	26.8	97.1	1.4	261.7
Policy acquisition expenses and other underwriting expenses				427.2					398.6	(0.4)	825.4
Policyholders’ dividends				—					1.6	—	1.6

GAAP underwriting (loss) profit				(7.7)					39.8	1.2	33.3
Net investment income				118.9					124.4	14.7	258.0
Other income				16.0					18.3	6.6	40.9
Other operating expenses				(3.7)					(12.8)	(13.5)	(30.0)

Segment income before federal income taxes				$123.5					$169.7	$9.0	$302.2

	Year ended December 31, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Net premiums written	$1,018.6	$423.6	$38.6	$1,480.8	$110.8	$194.8	$349.1	$279.5	$934.2	$0.3	$2,415.3

Net premiums earned	$1,006.2	$414.5	$39.0	$1,459.7	$108.4	$194.3	$349.4	$259.9	$912.0	$0.3	$2,372.0
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	641.4	190.9	12.1	844.4	71.0	107.3	168.7	102.3	449.3	—	1,293.7
Prior year loss reserve (favorable) unfavorable development	(66.6)	(7.0)	1.4	(72.2)	(24.1)	(11.8)	(25.1)	(22.5)	(83.5)	3.0	(152.7)
Pre-tax catastrophe losses (recoveries)	2.6	22.0	0.8	25.4	—	(0.1)	27.1	5.1	32.1	—	57.5
Pre-tax catastrophe LAE	0.1	1.3	—	1.4	—	—	5.1	1.2	6.3	—	7.7
Loss adjustment expenses	126.7	31.0	1.9	159.6	14.0	16.8	39.8	20.0	90.6	0.5	250.7
Policy acquisition expenses and other underwriting expenses				424.6					362.3	(0.3)	786.6
Policyholders’ dividends				—					0.5	—	0.5

GAAP underwriting profit (loss)				76.5					54.4	(2.9)	128.0
Net investment income				118.8					110.3	17.2	246.3
Other income				18.8					16.1	30.0	64.9
Other operating expenses				(5.9)					(11.5)	(39.5)	(56.9)

Segment income before federal income taxes				$208.2					$169.3	$4.8	$382.3

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended December 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	65.5%	44.0%	27.8%	58.1%	62.5%	56.1%	44.1%	34.8%	45.6%	N/M	52.9%
Catastrophe losses	—	9.0%	5.2%	2.8%	—	—	(6.2)%	11.3%	1.5%	N/M	2.2%
Loss development	(2.8)%	(4.4)%	7.2%	(3.1)%	(15.8)%	3.2%	(7.6)%	(3.5)%	(5.4)%	N/M	(4.2)%

Total losses	62.7%	48.6%	40.2%	57.8%	46.7%	59.3%	30.3%	42.6%	41.7%	N/M	50.9%
Loss adjustment expenses	12.0%	9.5%	4.1%	11.1%	10.1%	6.4%	11.8%	8.5%	9.5%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				29.6%					40.0%	N/M	33.9%
Policyholders’ dividends				—					0.5%	N/M	0.2%

Combined				98.5%					91.7%	N/M	95.5%

Policies in force (1)	(1.7)%	(0.2)%	(5.8)%	(1.3)%	0.3%	4.0%	0.1%	2.1%	1.4%	—	(0.9)%
Retention (1), (2)	73.6%	80.8%	N/M	77.3%	88.8%	80.8%	84.0%	80.9%	83.5%

	Quarter ended December 31, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	64.7%	41.9%	25.8%	57.1%	66.4%	62.3%	41.2%	40.9%	48.3%	N/M	53.7%
Catastrophe losses	—	5.1%	(3.1)%	1.4%	—	—	6.4%	0.8%	2.6%	N/M	1.9%
Loss development	(3.7)%	(7.2)%	17.5%	(4.2)%	(21.0)%	(6.7)%	(5.8)%	(8.1)%	(8.4)%	N/M	(5.6)%

Total losses	61.0%	39.8%	40.2%	54.3%	45.4%	55.6%	41.8%	33.6%	42.5%	N/M	50.0%
Loss adjustment expenses	12.9%	7.3%	6.2%	11.1%	11.8%	8.5%	11.7%	9.2%	10.3%	N/M	10.8%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				28.0%					41.6%	N/M	33.3%
Policyholders’ dividends				—					—	N/M	—

Combined				93.4%					94.4%	N/M	94.1%

Policies in force	2.9%	(2.4)%	(3.7)%	0.2%	1.6%	2.1%	(2.0)%	7.1%	2.3%	—	0.4%
Retention (2)	73.1%	82.6%	N/M	77.9%	78.9%	78.6%	77.8%	82.1%	78.2%

(1)	2008 policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.
(2)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Year ended December 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	64.7%	47.4%	32.7%	58.8%	64.8%	53.5%	47.9%	37.1%	47.6%	N/M	54.2%
Catastrophe losses	0.3%	18.4%	7.4%	5.8%	—	0.3%	16.2%	7.6%	8.3%	N/M	6.8%
Loss development	(5.5)%	(1.4)%	(3.1)%	(4.2)%	(22.1)%	(4.8)%	(10.0)%	(5.5)%	(9.0)%	N/M	(6.1)%

Total losses	59.5%	64.4%	37.0%	60.4%	42.7%	49.0%	54.1%	39.2%	46.9%	N/M	54.9%
Loss adjustment expenses	12.5%	8.5%	4.3%	11.1%	11.0%	8.1%	11.2%	8.2%	9.6%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				29.0%					39.4%	N/M	33.2%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				100.5%					96.1%	N/M	98.7%

Policies in force (1)	(1.7)%	(0.2)%	(5.8)%	(1.3)%	0.3%	4.0%	0.1%	2.1%	1.4%	—	(0.9)%
Retention (1), (2)	73.6%	80.8%	N/M	77.3%	81.1%	80.3%	82.5%	76.7%	81.3%

	Year ended December 31, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	63.7%	46.1%	31.0%	57.8%	65.5%	55.2%	48.3%	39.4%	49.3%	N/M	54.5%
Catastrophe losses	0.3%	5.3%	2.1%	1.7%	—	(0.1)%	7.8%	2.0%	3.5%	N/M	2.4%
Loss development	(6.6)%	(1.7)%	3.6%	(4.9)%	(22.2)%	(6.0)%	(7.2)%	(8.7)%	(9.2)%	N/M	(6.4)%

Total losses	57.4%	49.7%	36.7%	54.6%	43.3%	49.1%	48.9%	32.7%	43.6%	N/M	50.5%
Loss adjustment expenses	12.6%	7.5%	4.9%	11.0%	12.9%	8.6%	11.3%	7.7%	9.9%	N/M	10.6%
Pre-tax catastrophe LAE		0.3%	—	0.1%	—	—	1.5%	0.5%	0.7%	N/M	0.3%
Policy acquisition and other underwriting expenses				29.1%					39.7%	N/M	33.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.8%					94.0%	N/M	94.6%

Policies in force	2.9%	(2.4)%	(3.7)%	0.2%	1.6%	2.1%	(2.0)%	7.1%	2.3%	—	0.4%
Retention (2)	73.1%	82.6%	N/M	77.9%	76.9%	79.1%	78.0%	84.4%	78.3%

(1)	2008 policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.
(2)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Continuing Operations
	Year ended December 31
(In millions, except yields)	2008		2007
		Yield		Yield
Fixed maturities (1)	$254.0	5.66%	$242.6	5.62%
Equity securities	2.0	—	1.8	—
Mortgages (2)	0.9	8.37%	2.1	13.04%
All other	6.7	—	5.7	—
Investment expenses	(4.9)	—	(5.2)	—

Total	$258.7	5.45%	$247.0	5.49%

	Discontinued Operations
	Year ended December 31
(In millions, except yields)	2008		2007
		Yield		Yield
Fixed maturities (1)	$54.9	5.58%	$65.2	5.55%
Equity securities	2.4	9.37%	2.8	8.76%
Mortgages (2)	8.3	—	7.5	—
All other	1.9	—	3.2	—
Investment expenses	(1.3)	—	(1.7)	—

Total	$66.2	5.63%	$77.0	5.52%

(1)	Includes purchase accounting adjustments of ($3.4) million and ($3.1) million for the years ended December 31, 2008 and 2007, respectively.
(2)	Excludes mortgage prepayment fees of $0.2 million and $0.8 million for the years ended December 31, 2008 and 2007, respectively. Mortgage yields are 7.01% and 7.96% for the years ended December 31, 2008 and 2007, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Continuing Operations
	Quarter ended December 31		Year ended December 31
(In millions)	2008	2007	2008	2007
	Net Realized Gains (Losses)		Net Realized Gains (Losses)
Net gains on securities transactions	$7.4	$1.7	$13.1	$2.3

Other than temporary impairments (1)	(46.4)	(2.5)	(113.1)	(3.6)

Other	1.9	0.2	2.2	0.4

Net realized investment losses	$(37.1)	$(0.6)	$(97.8)	$(0.9)

	Discontinued Operations
	Quarter ended December 31		Year ended December 31
(In millions)	2008	2007	2008	2007
	Net Realized Gains		Net Realized (Losses) Gains
Net gains (losses) on securities transactions	$1.1	$0.2	$(3.0)	$2.6

Other than temporary impairments (1)	5.8	—	(13.0)	(0.1)

Other	1.7	—	1.6	(0.1)

Net realized investment gains (losses)	$8.6	$0.2	$(14.4)	$2.4

(1)	In the fourth quarter of 2008, $8.7 million of impairments that were recorded previously in 2008 were reclassified from discontinued operations to continuing operations.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	December 31, 2008
	Gross Unrealized Losses			Fair Value
	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$152.0	$33.1	$185.1	$1,732.3	$382.2	$2,114.5
Greater than 12 months	106.0	27.3	133.3	490.1	184.9	675.0

Total investment grade fixed maturities	258.0	60.4	318.4	2,222.4	567.1	2,789.5

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	64.2	0.3	64.5	152.5	1.6	154.1
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	64.2	0.3	64.5	152.5	1.6	154.1

Equity securities	11.4	—	11.4	32.3	—	32.3

Total fixed maturities and equity securities	$333.6	$60.7	$394.3	$2,407.2	$568.7	$2,975.9

	December 31, 2007
	Gross Unrealized Losses			Fair Value
	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$21.2	$5.9	$27.1	$576.0	$164.0	$740.0
Greater than 12 months	25.6	8.7	34.3	963.4	251.3	1,214.7

Total investment grade fixed maturities	46.8	14.6	61.4	1,539.4	415.3	1,954.7

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	8.2	0.1	8.3	170.1	0.9	171.0
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	8.2	0.1	8.3	170.1	0.9	171.0

Equity securities	0.5	—	0.5	17.8	—	17.8

Total fixed maturities and equity securities	$55.5	$14.7	$70.2	$1,727.3	$416.2	$2,143.5

(1)	Property & Casualty includes discontinued group life and health pools of $15.7 million in gross unrealized losses with $52.3 million in fair value at December 31, 2008 and $2.5 million in gross unrealized losses with $58.2 million in fair value at December 31, 2007.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		December 31, 2008
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total
1	Aaa/Aa/A	$3,125.9	$661.3	3,787.2	3,015.6	$641.8	$3,657.4
2	Baa	1,088.9	284.5	1,373.4	992.2	255.7	1,247.9
3	Ba	151.5	4.0	155.5	133.2	3.8	137.0
4	B	111.0	—	111.0	83.8	—	83.8
5	Caa and lower	37.1	—	37.1	24.5	—	24.5
6	In or near default	8.8	0.1	8.9	5.5	0.1	5.6

Total fixed maturities		$4,523.2	$949.9	5,473.1	4,254.8	$901.4	$5,156.2

		December 31, 2007
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total	Property and Casualty (1)	Holdings to be Transferred to FAFLIC Buyer	Total
1	Aaa/Aa/A	$3,445.1	$704.4	$4,149.5	$3,457.7	$706.4	$4,164.1
2	Baa	962.4	295.2	1,257.6	950.9	293.3	1,244.2
3	Ba	120.1	10.6	130.7	118.4	11.2	129.6
4	B	147.7	4.2	151.9	146.8	4.3	151.1
5	Caa and lower	32.4	—	32.4	30.6	—	30.6
6	In or near default	0.9	0.1	1.0	2.3	0.1	2.4

Total fixed maturities		$4,708.6	$1,014.5	$5,723.1	$4,706.7	$1,015.3	$5,722.0

(1)	Property & Casualty includes discontinued group life and health pools of $99.3 million in amortized cost and $85.4 million in fair value at December 31, 2008 and $122.9 million in amortized cost and $121.9 million in fair value at December 31, 2007.

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended December 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	65.5%	43.9%	28.1%	58.2%	66.0%	56.1%	44.5%	35.0%	46.1%	N/M	53.2%
Catastrophe losses	—	8.9%	5.2%	2.7%	—	—	(6.2)%	11.2%	1.5%	N/M	2.2%
Loss development	(2.9)%	(4.4)%	7.3%	(3.0)%	(16.7)%	3.1%	(7.7)%	(3.5)%	(5.4)%	N/M	(4.2)%

Total losses	62.6%	48.4%	40.6%	57.9%	49.3%	59.2%	30.6%	42.7%	42.2%	N/M	51.2%
Loss adjustment expenses	12.0%	9.6%	3.1%	11.1%	10.4%	6.4%	11.8%	8.4%	9.5%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				29.6%					43.0%	N/M	34.8%
Policyholders’ dividends				—					0.4%	N/M	0.2%

Combined				98.6%					95.1%	N/M	96.7%

	Quarter ended December 31, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	64.7%	42.0%	25.8%	57.1%	65.6%	62.3%	40.6%	41.5%	48.2%	N/M	53.7%
Catastrophe losses	—	5.1%	(3.1)%	1.4%	—	—	6.2%	1.0%	2.6%	N/M	1.9%
Loss development	(3.7)%	(7.2)%	17.5%	(4.2)%	(20.9)%	(6.7)%	(5.8)%	(8.1)%	(8.4)%	N/M	(5.6)%

Total losses	61.0%	39.9%	40.2%	54.3%	44.7%	55.6%	41.0%	34.4%	42.4%	N/M	50.0%
Loss adjustment expenses	12.1%	6.9%	6.2%	10.5%	11.4%	8.1%	11.4%	9.2%	10.1%	N/M	10.3%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				31.6%					44.3%	N/M	36.3%
Policyholders’ dividends				—					—	N/M	—

Combined				96.4%					96.8%	N/M	96.6%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Year ended December 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	64.7%	47.4%	32.7%	58.8%	65.5%	53.5%	48.1%	37.4%	47.8%	N/M	54.3%
Catastrophe losses	0.4%	18.4%	7.4%	5.8%	—	0.3%	16.1%	7.2%	8.2%	N/M	6.8%
Loss development	(5.4)%	(1.3)%	(3.1)%	(4.2)%	(22.3)%	(4.7)%	(9.9)%	(5.5)%	(9.0)%	N/M	(6.2)%

Total losses	59.7%	64.5%	37.0%	60.4%	43.2%	49.1%	54.3%	39.1%	47.0%	N/M	54.9%
Loss adjustment expenses	12.4%	8.5%	4.3%	11.0%	11.0%	8.1%	11.2%	8.2%	9.6%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				28.7%					39.4%	N/M	33.1%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				100.1%					96.2%	N/M	98.6%

	Year ended December 31, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	63.7%	46.1%	31.1%	57.9%	64.9%	55.3%	48.2%	39.6%	49.2%	N/M	54.5%
Catastrophe losses	0.3%	5.7%	2.3%	1.9%	—	—	7.9%	2.0%	3.6%	N/M	2.5%
Loss development	(6.6)%	(1.7)%	3.6%	(4.9)%	(22.0)%	(6.1)%	(7.2)%	(8.7)%	(9.1)%	N/M	(6.4)%

Total losses	57.4%	50.1%	37.0%	54.9%	42.9%	49.2%	48.9%	32.9%	43.7%	N/M	50.6%
Loss adjustment expenses	12.4%	7.4%	4.9%	10.8%	12.6%	8.5%	11.3%	7.7%	9.8%	N/M	10.5%
Pre-tax catastrophe LAE	—	0.3%	—	0.1%	—	—	1.5%	0.5%	0.7%	N/M	0.3%
Policy acquisition and other underwriting expenses				29.7%					39.5%	N/M	33.5%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.5%					93.8%	N/M	94.9%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2008	Q4 08	Q3 08	Q2 08	Q1 08	2007	Q4 07	Q3 07	Q2 07	Q1 07
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$123.5	$39.7	$18.1	$38.6	$27.1	$208.2	$57.8	$48.8	$55.0	$46.6
Commercial Lines	169.7	55.6	(6.6)	52.7	68.0	169.3	42.6	39.2	38.9	48.6
Other Property and Casualty	9.0	2.2	2.3	2.9	1.3	4.8	(2.4)	0.3	2.5	4.4

Total Property and Casualty	302.2	97.5	13.8	94.2	96.4	382.3	98.0	88.3	96.4	99.6
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$262.3	$87.5	$3.8	$84.3	$86.4	$342.4	$88.0	$78.3	$86.5	$89.6

Federal income tax expense on segment income	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)	(113.7)	(27.2)	(26.6)	(29.8)	(30.1)

Total segment income after federal income taxes	$176.0	$59.6	$3.3	$55.5	$57.3	$228.7	$60.8	$51.7	$56.7	$59.5

Federal income tax settlement	6.4	—	6.4	—	—	—	—	—	—	—
Net realized investment (losses) gains	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)	(0.9)	(0.6)	(0.8)	0.2	0.3
Losses on derivative instruments	(0.1)	(0.1)	—	—	—	—	—	—	—	—
Federal income tax benefit (expense) on non-segment income	—	0.4	(0.4)	—	—	0.5	0.1	0.6	(0.1)	(0.1)

Income (loss) from continuing operations	84.5	22.8	(43.5)	47.9	57.0	228.3	60.3	51.5	56.8	59.7

Discontinued operations (net of taxes):
(Loss) income from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $77.3 in 2008, and $5.1, $6.1 and $66.1 in the fourth, third and second quarters of 2008)	(84.8)	8.1	(21.7)	(67.7)	(3.5)	10.9	2.6	1.5	2.7	4.1
Income (loss) from operations of discontinued variable life and annuity business (Including gain (loss) on disposal of $11.3 in 2008, and $3.2, $2.7, ($0.8) and $6.2 in the fourth, third, second and first quarters of 2008)	11.3	3.2	2.7	(0.8)	6.2	13.1	12.9	0.1	0.3	(0.2)
Gain from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	10.1	—	—	10.4	—	—	—	—	—	—
Other	(0.5)	—	0.7	—	(1.2)	0.8	—	0.8	—	—

NET INCOME (LOSS)	$20.6	$34.1	$(61.8)	$(10.2)	$58.5	$253.1	$75.8	$53.9	$59.8	$63.6

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.63	$0.44	$(0.85)	$0.92	$1.09	$4.36	$1.15	$0.98	$1.09	$1.15

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03	$0.47	$0.29	$0.05	$0.05	$0.07
NET INCOME (LOSS)	$0.40	$0.66	$(1.21)	$(0.20)	$1.12	$4.83	$1.44	$1.03	$1.14	$1.22

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.7	51.4	51.0	51.8	52.3	52.4	52.6	52.5	52.3	51.9

BALANCE SHEET
Total assets		$9,230.2	$9,254.8	$9,463.8	$9,700.6		$9,815.6	$9,845.2	$9,805.7	$9,776.2
Total shareholders’ equity		$1,887.2	$2,040.1	$2,212.7	$2,320.7		$2,299.0	$2,192.6	$2,099.4	$2,100.7
Book value per share		$37.08	$40.09	$43.57	$45.23		$44.37	$42.34	$40.55	$40.92
Book value per share, excluding accumulated other comprehensive (loss) income		$44.64	$44.37	$45.55	$45.70		$44.77	$43.62	$42.51	$41.33

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

Other Information

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2008
	Price Range		Dividends Per Share
	High	Low
March 31	$47.17	$40.14	—
June 30	$46.83	$41.71	—
September 30	$51.00	$38.01	—
December 31	$45.00	$31.92	$0.45

Quarter Ended	2007
	Price Range		Dividends Per Share
	High	Low
March 31	$49.11	$44.70	—
June 30	$49.73	$44.46	—
September 30	$49.76	$41.14	—
December 31	$46.21	$42.23	$0.40

INDUSTRY RATINGS AS OF FEBRUARY 5, 2009

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	A-	A3
Citizens Insurance Company of America	A-	A-	A3

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s

The Hanover Insurance Group, Inc. Senior Debt	bbb-	BBB-	Baa3
The Hanover Insurance Group, Inc. Capital Securities	bb	BB-	Ba1
The Hanover Insurance Company Short Term Debt	—	—	Prime-3

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Robert Myron

Vice President, Corporate Finance and Treasurer

(508) 855-3457

rmyron@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com